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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 8, 2002


                                   ENRON CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     OREGON
                 (State or Other Jurisdiction of Incorporation)


         1-13159                                        47-0255140
(Commission File Number)                   (I.R.S. Employer Identification No.)


             ENRON BUILDING
            1400 SMITH STREET
             HOUSTON, TEXAS                                     77002
(Address of Principal Executive Offices)                     (Zip Code)


                                 (713) 853-6161
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                     (a) On February 8, 2002, Enron Corp. and its subsidiaries Enron North America Corp., Enron Net Works L.L.C. and Enron Canada Corp. (collectively, the "Company") completed a transaction with UBS AG and a subsidiary of UBS AG (collectively, "UBS") whereby the Company sold certain assets, and licensed other assets, relating to the Company's North American gas and electric power trading business (the "Business") to UBS. The Company granted UBS an exclusive license to certain proprietary technology relating to the operation of the Business in exchange for royalties to be paid to the Company. Through the payment of such royalties, the Company will receive 33% of the adjusted pretax profits generated by the Business (the "Royalty Interest"). Pursuant to a series of call options granted by the Company to UBS, UBS has the option to buy out the Royalty Interest beginning on January 1, 2005. UBS's call options may be exercised in three tranches, each representing a one-third reduction of the Royalty Interest. Only one call option may be exercised in any two consecutive six-month periods.

                     Beginning on the seventh anniversary of the closing date until the date 10 years and three months from the closing date, if UBS has not exercised and closed two call options (or upon the eighth anniversary of the closing date, if UBS has not exercised three options), the Company shall have the right to require UBS to do any of the following, at UBS's sole choice: (1) sell the Business; (2) terminate the agreement; (3) provide a mechanism for securitizing the royalty stream; or (4) accelerate royalty payments into one lump sum.

                     (b) Attached hereto as exhibit 99.1 is the Master Agreement, dated as of January 14, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

                     (c) Attached hereto as exhibit 99.2 is the Comprehensive License Agreement, dated as of February 8, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

                     (d) Attached hereto as exhibit 99.3 is the Canadian Master Agreement, dated as of February 8, 2002, by and between Enron Canada Corp. and UBS Warburg Energy (Canada) Ltd.



                     Forward-looking Statements

                     This Form 8-K, including exhibits attached hereto, contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: uncertainties relating to the receipt of royalties received by the Company from UBS as a result of the sale of the Business, various regulatory issues, the outcome of the Company's Chapter 11 process, the outcome of litigations


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commenced or to be commenced on behalf of the Company, general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company's most recent reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

                     As explained in a November 8, 2001 Form 8-K filed by the Company with the Securities and Exchange Commission (SEC), the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon.

                     As explained in a February 12, 2002 Form 8-K filed by the Company with the Securities and Exchange Commission (SEC), the Company believes the existing equity of the Company has and will have no value and that any plan under chapter 11 of title 11 of the United States Code confirmed by the Bankruptcy Court will not provide the Company's existing equity with any interest in the reorganized debtor.



ITEM 7.  EXHIBITS

                  99.1 Master Agreement, dated as of January 14, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

                  99.2 Comprehensive License Agreement, dated as of February 8, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

                  99.3 Canadian Master Agreement, dated as of February 8, 2002, by and between Enron Canada Corp. and UBS Warburg Energy (Canada) Ltd.




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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 14, 2002

                                    ENRON CORP.

                                    By: /s/ Stephen F. Cooper
                                        ---------------------------------------
                                        Name: Stephen F. Cooper
                                        Title: Interim Chief Executive Officer
                                               and Chief Restructuring Officer











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                                  EXHIBIT INDEX


         99.1 Master Agreement, dated as of January 14, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

         99.2 Comprehensive License Agreement, dated as of February 8, 2002, by and among Enron Corp., Enron North America Corp., Enron Net Works L.L.C. and UBS AG.

         99.3 Canadian Master Agreement, dated as of February 8, 2002, by and between Enron Canada Corp. and UBS Warburg Energy (Canada) Ltd.














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